UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C.20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report - December 8, 2004 (Date of earliest event reported)
INGERSOLL-RAND COMPANY LIMITED (Exact name of registrant as specified in its charter)
Bermuda (State or other jurisdiction of incorporation)	1-985 (Commission File Number)	75-2993910 (I.R.S. Employer Identification No.)
Clarendon House 2 Church Street Hamilton HM 11, Bermuda (Address of principal executive offices, including zip code)

(441) 295-2838 (Registrant's phone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events

On December 8, 2004, Ingersoll-Rand Company Limited issued a press release announcing it will receive approximately $26 million from anti-dumping claims under the Continued Dumping and Subsidy Offset Act (CDSOA) and reaffirming its 2004 fourth quarter and full year forecast. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits

       The following exhibit is included herewith:

Exhibit No.        Description

99.1                    Press Release of Ingersoll-Rand Company Limited dated December 8, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                        INGERSOLL-RAND COMPANY LIMITED

                                                                                                                       (Registrant)

                                                                  Date:  December 9, 2004                                       /s/ Richard W. Randall_____________
                                                                                                                                               Richard W. Randall,

                                                                                                                                               Vice President and Corporate Controller

                                                                                                                                                Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.        Description

99.1                         Press Release of Ingersoll-Rand Company Limited dated December 8, 2004